Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2021

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021				2020
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.57%	0.40%	0.47%	0.37%	0.62%
Return on equity (ratio of net income to average equity) (1)	6.00	4.05	4.52	3.40	5.63
Net interest rate spread (1)	2.75	2.68	2.67	2.73	2.92
Net interest margin (1)	2.81	2.75	2.75	2.81	3.03
Efficiency ratio (2)	79.50	81.96	83.94	86.05	74.40
Noninterest expense to average total assets (1)	2.47	2.45	2.50	2.56	2.46
Average interest–earning assets to average interest–bearing liabilities	138.57	138.97	140.97	141.49	142.75
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	221	224	218	220	210

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$9,095	$11,432	$12,185	$9,567	$14,115
Interest-bearing deposits in other financial institutions	493,067	517,183	523,851	489,016	489,381
Securities, at fair value	85,694	14,693	18,883	20,751	23,829
Loans receivable, net	1,044,207	1,047,056	1,032,159	1,028,840	1,002,578
Foreclosed assets, net	725	1,049	1,702	4,630	157
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	25,043	24,772	24,765	24,726	24,675
Bank-owned life insurance	19,129	19,097	19,066	19,036	19,015
Deferred taxes	2,762	2,348	2,363	2,473	2,741
Other assets	13,470	15,022	14,158	13,856	12,861
Total assets	$1,700,682	$1,660,142	$1,656,622	$1,620,385	$1,596,842

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,488,431	$1,454,389	$1,438,574	$1,422,037	$1,393,544
Borrowings	5,000	5,000	5,000	4,000	4,000
Subordinated Notes, net of unamortized issuance costs	19,590	19,578	19,568	—	—
Other liabilities	30,195	23,002	27,044	22,915	26,368
Total liabilities	1,543,216	1,501,969	1,490,186	1,448,952	1,423,912
Stockholders’ equity	157,466	158,173	166,436	171,433	172,930
Total liabilities and stockholders’ equity	$1,700,682	$1,660,142	$1,656,622	$1,620,385	$1,596,842

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021				2020	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2021	2020
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,073	$11,748	$11,497	$11,248	$12,543	$46,566	$52,875
Total interest expense	686	718	722	668	947	2,794	6,988
Net interest income	11,387	11,030	10,775	10,580	11,596	43,772	45,887
Provision for (recovery of) loan losses	(221)	(6)	(678)	(335)	(271)	(1,240)	55
Net interest income after provision for (recovery of) loan losses	11,608	11,036	11,453	10,915	11,867	45,012	45,832
Noninterest income	1,631	1,374	1,426	1,258	1,541	5,689	5,366
Noninterest expense	10,349	10,166	10,241	10,187	9,774	40,943	38,438
Income before income tax	2,890	2,244	2,638	1,986	3,634	9,758	12,760
Income tax expense (1)	519	600	712	517	1,189	2,348	3,597
Net income	$2,371	$1,644	$1,926	$1,469	$2,445	$7,410	$9,163
Basic and diluted earnings per common share	$0.18	$0.12	$0.13	$0.10	$0.17	$0.53	$0.61

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$832	$814	$800	$738	$740	$3,184	$3,196
Loan servicing fees	395	140	141	55	363	731	552
Mortgage brokerage and banking fees	2	16	5	12	14	35	98
Trust insurance commissions and annuities income	256	263	283	334	233	1,136	961
Earnings on bank-owned life insurance	32	31	30	21	19	114	70
Other	114	110	167	98	172	489	489
Total noninterest income	$1,631	$1,374	$1,426	$1,258	$1,541	$5,689	$5,366

Noninterest Expense
Compensation and benefits	$5,827	$5,782	$5,558	$5,471	$5,239	$22,638	$21,323
Office occupancy and equipment	1,711	1,824	1,892	2,097	1,961	7,524	7,271
Advertising and public relations	195	157	187	203	166	742	591
Information technology	871	779	723	710	768	3,083	3,360
Professional fees	312	311	343	370	412	1,336	1,356
Supplies, telephone, and postage	391	382	442	400	357	1,615	1,232
Nonperforming asset management	(3)	6	8	41	(8)	52	146
Operations of foreclosed assets, net	(2)	81	232	53	4	364	17
FDIC insurance premiums	133	125	114	106	107	478	348
Other	914	719	742	736	768	3,111	2,794
Total noninterest expense	$10,349	$10,166	$10,241	$10,187	$9,774	$40,943	$38,438

(1)	Income tax expense for the quarter and year ended December 31, 2021 includes a $200,000 valuation reserve recovery related to the Company's Illinois NOL carryforward. Income tax expense for the quarter and year ended December 31, 2020 includes a $200,000 valuation reserve related to the Company's Illinois NOL carryforward.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021				2020	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2021	2020
LOANS
One–to–four family residential real estate	$30,133	$31,829	$34,762	$38,236	$41,691
Multi–family mortgage	426,136	435,634	434,635	440,824	452,241
Nonresidential real estate	103,172	100,469	100,008	112,154	108,658
Construction and land	—	499	499	499	499
Commercial loans and leases	489,512	483,705	467,461	442,706	405,057
Consumer	1,685	1,760	1,796	1,756	1,812
	1,050,638	1,053,896	1,039,161	1,036,175	1,009,958
Net deferred loan origination fees and costs	284	55	(145)	60	371
Allowance for loan losses	(6,715)	(6,895)	(6,857)	(7,395)	(7,751)
Loans, net	$1,044,207	$1,047,056	$1,032,159	$1,028,840	$1,002,578

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$494	$332	$349	$403	$290	$1,578	$2,173
Multi–family mortgage	38,265	33,296	25,486	20,680	16,024	117,727	67,805
Nonresidential real estate	6,522	2,988	581	5,046	61	15,137	5,905
Construction and land	—	—	—	—	499	—	499
Commercial loans	195,228	125,404	83,548	77,072	72,441	481,252	374,058
Equipment finance	84,072	51,890	57,077	67,913	75,491	260,952	198,894
Consumer	572	584	652	605	640	2,413	2,602
	$325,153	$214,494	$167,693	$171,719	$165,446	$879,059	$651,936
Weighted average interest rate	4.07%	4.33%	4.20%	3.87%	4.16%	4.12%	4.26%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$2,266	$3,364	$3,870	$3,897	$3,396	$13,397	$16,204
Multi–family mortgage	47,882	32,362	31,554	32,737	86,003	144,535	178,660
Nonresidential real estate	3,760	2,613	12,643	1,627	15,881	20,643	32,363
Construction and land	499	—	—	—	—	499	—
Commercial loans	202,524	111,666	83,991	70,531	82,006	468,712	440,718
Equipment finance	71,088	49,241	31,856	31,547	40,746	183,732	146,558
Consumer	656	610	622	634	614	2,522	2,938
	$328,675	$199,856	$164,536	$140,973	$228,646	$834,040	$817,441
Weighted average interest rate	4.26%	4.38%	4.44%	4.27%	4.57%	4.33%	4.61%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021				2020
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$367	$341	$588	$384	$925
Nonresidential real estate	297	296	296	296	296
Equipment finance	76	9	—	—	—
Nonaccrual loans	740	646	884	680	1,221

Loans past due over 90 days, still accruing - commercial	10	—	—	—	—

Foreclosed assets, net
Other real estate owned - One–to–four family residential real estate	—	—	38	285	157
Other foreclosed assets	725	1,049	1,664	4,345	—
Foreclosed assets, net	725	1,049	1,702	4,630	157

Nonperforming assets	$1,475	$1,695	$2,586	$5,310	$1,378

Asset Quality Ratios
Nonperforming assets to total assets	0.09%	0.10%	0.16%	0.33%	0.09%
Nonperforming loans to total loans (1)	0.07	0.06	0.09	0.07	0.12
Nonperforming commercial-related loans to total commercial-related loans (2)	0.04	0.03	0.03	0.03	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	1.15	1.02	1.61	0.96	2.13
Allowance for loan losses to nonperforming loans	895.33	1,067.34	775.68	1,087.50	634.81

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$508,298	$514,777	$513,165	$528,906	$540,837
% FFIEC total capital	294.98%	298.54%	299.52%	312.12%	321.95%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$67,548	$73,776	$130,984	$207,531	$238,124
% FFIEC total capital	39.20%	42.79%	76.45%	122.47%	141.75%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, construction and land, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021				2020
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$476	$509	$390	$628	$486
Nonresidential real estate	—	—	—	82	84
Commercial loans and leases	—	1,191	—	11	5,891
Consumer	6	7	4	4	5
	$482	$1,707	$394	$725	$6,466

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$6,895	$6,857	$7,395	$7,751	$8,011
Charge–offs:
One–to–four family residential real estate	(3)	—	—	—	(2)
Nonresidential real estate	(7)	—	—	—	—
Commercial loans and leases	(7)	—	—	(86)	—
Consumer	(12)	(2)	(6)	(9)	(18)
	(29)	(2)	(6)	(95)	(20)
Recoveries:
One–to–four family residential real estate	64	38	49	60	19
Multi–family mortgage	5	7	10	11	11
Commercial loans and leases	1	1	87	1	1
Consumer	—	—	—	2	—
	70	46	146	74	31
Net recoveries (charge–offs)	41	44	140	(21)	11
Recovery of loan losses	(221)	(6)	(678)	(335)	(271)
Ending balance	$6,715	$6,895	$6,857	$7,395	$7,751

Allowance for loan losses to total loans	0.64%	0.65%	0.66%	0.71%	0.77%
Net recoveries (charge–offs) ratio (1)	0.02	0.02	0.05	(0.01)	—

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021				2020
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$342,176	$328,182	$325,294	$334,463	$326,188
Interest–bearing NOW accounts	404,335	392,273	368,902	341,517	336,994
Money market accounts	333,369	319,857	322,753	318,449	297,801
Savings deposits	201,633	196,810	196,701	191,018	179,561
Certificates of deposit - retail	203,468	213,320	220,482	230,407	245,823
Certificates of deposit - wholesale	3,450	3,947	4,442	6,183	7,177
	$1,488,431	$1,454,389	$1,438,574	$1,422,037	$1,393,544

SELECTED AVERAGE BALANCES
Total average assets	$1,673,813	$1,657,862	$1,641,003	$1,592,419	$1,588,887
Total average interest–earning assets	1,608,652	1,592,482	1,573,429	1,528,472	1,524,087
Average loans	1,044,246	1,045,586	1,041,696	1,010,682	1,047,244
Average securities	32,542	16,915	20,735	21,207	36,180
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	524,374	522,491	503,508	489,093	433,173
Total average interest–bearing liabilities	1,160,863	1,145,887	1,116,105	1,080,271	1,067,628
Average interest–bearing deposits	1,136,279	1,121,314	1,094,589	1,076,271	1,063,628
Average borrowings and Subordinated Notes	24,584	24,573	21,516	4,000	4,000
Average stockholders’ equity	157,961	162,361	170,509	172,841	173,649

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	2.98%	2.93%	2.93%	2.98%	3.27%
Average loans	4.44	4.32	4.31	4.39	4.62
Average securities	0.98	1.08	1.01	1.03	1.06
Average other interest–earning assets	0.17	0.17	0.13	0.15	0.18
Total average interest–bearing liabilities	0.23	0.25	0.26	0.25	0.35
Average interest–bearing deposits	0.17	0.18	0.20	0.25	0.35
Average cost of total deposits	0.13	0.14	0.16	0.19	0.27
Average cost of retail and commercial deposits	0.16	0.18	0.19	0.24	0.33
Average cost of wholesale deposits, borrowings and Subordinated Notes	3.10	3.08	3.02	1.54	1.85
Average cost of funds	0.18	0.19	0.20	0.19	0.27
Net interest rate spread	2.75	2.68	2.67	2.73	2.92
Net interest margin	2.81	2.75	2.75	2.81	3.03

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2021				2020
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	9.26%	9.53%	10.05%	10.58%	10.83%
Tangible equity to tangible total assets (end of period)	9.26	9.53	10.05	10.58	10.83
Risk–based total capital ratio	19.47	19.22	21.16	20.10	20.07
Common Tier 1 (CET1)	16.66	16.44	18.19	19.26	19.20
Risk–based tier 1 capital ratio	16.66	16.44	18.19	19.26	19.20
Tier 1 leverage ratio	9.32	9.45	10.05	10.67	10.79
Tier 1 capital	$155,818	$156,632	$164,862	$169,768	$171,240
BankFinancial, NA (2)
Risk–based total capital ratio	18.43%	18.11%	18.92%	19.23%	18.84%
Common Tier 1 (CET1)	17.71	17.39	18.17	18.39	17.97
Risk–based tier 1 capital ratio	17.71	17.39	18.17	18.39	17.97
Tier 1 leverage ratio	9.91	10.00	10.03	10.19	10.10
Tier 1 capital	$165,599	$165,537	$164,471	$162,059	$160,236

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$10.67	$11.48	$11.44	$10.32	$8.78
High	11.81	12.79	11.96	11.23	9.10
Low	10.33	10.62	10.04	8.48	7.14
Common shares outstanding	13,228,485	13,374,133	14,118,720	14,623,659	14,769,765
Book value per share	$11.90	$11.83	$11.79	$11.72	$11.71
Tangible book value per share	$11.90	$11.83	$11.79	$11.72	$11.71
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	55.88%	83.58%	75.10%	100.29%	60.43%
Stock repurchases	$1,673	$8,503	$5,457	$1,488	$416
Stock repurchases – shares	145,648	744,587	504,939	146,106	54,863

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,371	$1,644	$1,926	$1,469	$2,445
Weighted average basic and dilutive common shares outstanding	13,264,374	13,722,333	14,433,748	14,723,769	14,783,042
Basic and diluted earnings per common share	$0.18	$0.12	$0.13	$0.10	$0.17

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in the second quarter of 2020.  Pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2021, the Bank's required minimum Community Bank Leverage Ratio is 8.50%. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.